UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 29, 2005
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                            Micropac Industries, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-5109                    75-225149
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(State or other jurisdiction     (Commission File Number)       (IRS employer
      of incorporation)                                      Identification No.)


  905 East Walnut Street, Garland, Texas                             75040
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  Address of principal executive offices                           Zip Code


Registrant's telephone number, including area code:        (972) 272-3571
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                                       N/A
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          (Former name or former address, if changed since last report)

Item 8.01:  Other Events

         On December 22, 2005, the Board of Directors of Micropac Industries, Inc. approved the payment of a special dividend of $0.15 per share for shareholders of record as of February 3, 2006. It is anticipated that this dividend will be paid to the Company's shareholders on or about February 10, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated 12/29/2005                                    MICROPAC INDUSTRIES, INC.
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                                                          (Registrant)

                                                      By: /s/ Mark King
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                                                      (Signature)
                                                      Mark King
                                                      Chief Executive Officer